Exhibit 10.2

AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT (the “First Amendment” or this “Amendment”) dated as of November 15, 2007, is between Flotek Industries, Inc., a Delaware corporation (the “Borrower”), and Wells Fargo Bank, National Association, a national banking association, as lender (the “Bank”).

RECITALS

A. The Borrower and the Bank are parties to a Amended and Restated Credit Agreement dated as of August 31, 2007 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Bank agreed to make loans to, and issue letters of credit on behalf of, the Borrower.

B. The Borrower and the Bank desire to amend the Credit Agreement to increase the commitment of the Bank under the Equipment Loan from $36,000,000 to $42,000,000 in order to finance the acquisition (the “Acquisition”) of a fifty percent (50%) interest in CAVO Drilling Motors, Ltd. Co. (“CAVO”).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower and the Bank agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2. Amendment. The following provisions of the Credit Agreement are hereby amended as follows:

(a) The definition of “Equipment Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

“‘Equipment Loan Commitment’ means the Bank’s Commitment to make Advances in the aggregate amount of $42,000,000.”

(b) Section 2.01 (b) of the Credit Agreement is hereby amended by adding immediately after the words “on the date hereof”, the phrase, “or at such later date as the Bank , in its sole discretion may agree,”.

(c) Section 2.01 (c) of the Credit Agreement is hereby amended by deleting the last sentence thereof.

(d) Section 3.04(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

SECTION 3.04 Principal Payments.

(b) The Borrower hereby promises to pay the principal on the Equipment Loan in monthly installments of $500,000.00 each, payable on the last day of each month, and a final installment of the remaining, unpaid principal balance payable on December 31, 2011.

3. Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions have been satisfied or waived:

(a) the representations and warranties of the Borrower set forth in Section 4 hereof shall be true and correct;

(b) the Bank shall have received: (i) this Amendment duly executed and delivered to the Bank by the Borrower, (ii) a stock certificate and accompanying stock power evidencing the ownership in SES Holdings, Inc. ( “SES”), and (iii) evidence satisfactory to the Bank that (Y) the Acquisition has been completed or such is contingent only on the funding of the purchase price therefor, and (Z) all indebtedness of CAVO has been repaid and all liens on its assets released,

(c) CAVO shall have executed and delivered to the Bank a Joinder Agreement substantially in the form of Exhibit D to the Credit Agreement; and

(d) each Guarantor, including CAVO, SES and Sooner Energy Services, Inc., shall have executed and delivered an acknowledgment and consent to this Amendment substantially in the form of Exhibit A hereto.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Bank as follows:

(a) this Amendment has been duly authorized by all necessary corporate action and constitutes the binding obligation of the Borrower;

(b) each of the representations and warranties made by the Borrower or its Subsidiaries in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which are true and correct in all material respects as of such specified date;

(c) no Default has occurred and is continuing as of the date hereof or will result from the execution and delivery of this Amendment; and

(d) the additional funds to be advanced in connection herewith shall all be used to finance the Acquisition.

5. Continuing Effect of the Credit Agreement. This amendment shall not constitute a waiver of any provision of the Credit Agreement and shall not be construed as a consent to any action on the part of the Borrower that would require a waiver or consent of the Bank or an amendment or modification to any term of the Loan Documents except as expressly stated herein. The Borrower hereby confirms and ratifies the Credit Agreement and each of the other Loan Documents as amended hereby and acknowledges and agrees that the same shall continue in full force and effect as amended hereby.

6. Reference to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “herein” or words of like import, and each reference to the Credit Agreement in any of the other Loan Documents, refer to the Credit Agreement, as amended hereby.

7. Counterparts. This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, electronic or facsimile form and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8. References. The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular section or provision of this Amendment.

9. Headings Descriptive. The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Texas, without regard to such state’s conflict of laws rules that would require the application of the laws of another jurisdiction.

11. Payment of Expenses. The Borrower shall pay or reimburse the Bank for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Bank.

12. Release. The Borrower hereby releases and forever discharges the Bank and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Credit Agreement as amended or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or their representatives and the Bank or any of their respective directors, officers, agents, employees, attorneys or other representatives, including any such that is caused by the negligence of any released party. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower.

13. Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

FLOTEK INDUSTRIES, INC.

By:	/s/ Lisa Bromiley Meier
Name:	Lisa Bromiley Meier
Title:	Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Chad Johnson
Name:	Chad Johnson
Title:	Vice President

Signature Page

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT

In connection with the First Amendment (the “First Amendment”) to the Amended and Restated Credit Agreement dated as of August 31, 2007 (the ‘Credit Agreement”), which First Amendment is dated November 15, 2007, between Flotek Industries, Inc., a Delaware corporation (the “Borrower”), and Wells Fargo Bank, National Association, each of the undersigned persons, as a Guarantor under the Guaranty made by each such Person in favor of the Bank in connection with the Loans to be advanced under the Credit Agreement, (a) acknowledges the execution and delivery of the Amendment by the Borrower and the effect of the provisions of the Amendment and (b) confirms and agrees that as of the date hereof, after giving effect to the provisions of the Amendment, the Guaranty is, and continues to be, in full force and effect and is hereby ratified and confirmed in all respects and that the Guaranty and all of the Collateral secure, and shall continue to secure, the payment of all of the Obligations pursuant to the terms of the Guaranty and the Security Agreement, as the case may be. Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

CESI CHEMICAL, INC.
FLOTEK PAYMASTER, INC.
MATERIAL TRANSLOGISTICS, INC.
PADKO INTERNATIONAL, INC.
PETROVALVE, INC.
SPIDLE SALES & SERVICE, INC.
TRINITY TOOL, INC.
TURBECO, INC.
USA PETROVALVE, INC.
SOONER ENERGY SERVICES, INC.
CAVO DRILLING MOTORS, LTD. CO.

SES HOLDINGS, INC.

By:	/s/ Lisa Bromiley Meier
Name:	Lisa Bromiley Meier
Title:	Chief Financial Officer

Exhibit A